Q1 FY20 Earnings Call October 29, 2019

Safe Harbor FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this presentation regarding CSI’s strategy; growth; future financial measurements and investments; product development plans, milestones and introductions; geographic expansion; clinical trials and evidence; professional education efforts; and market estimates and opportunities, are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances. FINANCIAL INFORMATION This presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by CSI’s independent registered accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences, which may be material.

Q1 Worldwide Revenues of $64.5 Million 15% Increase in Revenue ($ in millions) Revenues US Coronary grew 17% Drivers US Peripheral grew 10% 10% unit growth 60% of accounts purchased US Drivers procedure support devices Peripheral, US Coronary, 12% unit growth $45.3 Radial and Exchangeable $16.3 OBL and hospital growth International grew 121% Drivers International, Coronary Classic and $3.0 ViperWire Flex Tip in Japan OAS launched in 12 US Peripheral US Coronary International countries to-date

Q1 FY20 Financial Results ($ in millions) Worldwide Peripheral Revenue Growth Worldwide Coronary Revenue Growth $48.3 $45.5 $20.0 $44.2 $45.2 $19.0 $41.2 $18.2 10% $16.0 26% growth $15.0 growth in Q1 in Q1 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Gross Margin Cash and Marketable Securities 81.2% 80.9% 80.8% 80.3% 80.4% $122.7 $113.9 $119.2 $115.7 $105.0 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Q1 FY20

Q1 FY20 Highlights Financial Operational - Peripheral Operational – Coronary Other Revenue Growth +15% vs. LY • Strong case support drove • Continued adoption of coronary • Sold ≈21,200 OAS units strength in hospitals and office toolkit featuring OAS with • Certified 79 international Gross Margin 80.4% based labs GlideAssist, 1.0mm Sapphire physicians • OAS innovation – pedal, tibial, angioplasty balloons and • Hosted product pipeline update SGA Expenses +13% to $46.8M radial access - including Teleport Microcatheter at TCT highlighting how increased adoption of 5Fr radial • 60% of coronary accounts innovation expands our R&D Expenses +46% to $10.8M access device and launch of ordered procedure support addressable markets. Radial exchangeable PAD device are devices and exchangeable peripheral Net Loss of $(5.8)M expanding treatment options for • FDA approval of nitinol OAS broaden our competitive physicians ViperWire with Flex Tip advantage. Directional Cash and marketable securities • Three-year results of LIBERTY • Increased number of dedicated atherectomy targets large ATK $105M 360° study presented at AMP coronary reps to 30 atherectomy market. Shared • Achieved 20% market share in pVAD images and angiogram of No long-term debt Japan animal study. Reiterated FY23 • ECLIPSE enrollment >1000 revenue target of $435M-$500M

Key Events & Milestones FY19A FY20E FY21E Sold 80,650 OAS WIRION acquisition • Hemodynamic support - First in Human International revenue = $7.9M LIBERTY 360 3-Year Data • International revenue = $15-$17.5M Launched OAS in SE Asia, Europe • Launch OAS in up to 10 new countries • Launch OAS in Canada and other and Middle East • Certify >120 international physicians countries Certified 120 OUS physicians • International revenue = $10M-$11M • Japan peripheral first enrollment Launched Classic Crown and • New product launches: • ECLIPSE enrollment complete ViperWire Flex Tip in Japan PAD Exchangeable full market release • REACH PVI data release New product revenue = $3.9 million CAD Nitinol ViperWire Flex Tip • US IDE Small Vessel first enrollment Launched Teleport Microcatheter • PAD Next Gen OAS with GlideAssist • Manufacturing transfer of WIRION Launched ViperCath XC • PAD JADE angioplasty balloons • WIRION launch in U.S. Launched Peripheral ViperWire with • Sapphire 1.0mm over-the-wire • CAD ScoreFlex NC in U.S. Flex Tip • Sapphire NC Plus 4.5-5.0mm • PAD radial toolkit Radial full market release • REACH PVI enrollment completion Exchangeable limited market release • ECLIPSE enrollment reaches 1500 81% consolidated gross margin Enrolled first patient in REACH PVI Enrollment of ECLIPSE passes 950 Pre-submission meetings with FDA for hemodynamic support Completed $350M shelf filing

FY20 Guidance (Reiterated as of 10-29-19) For fiscal 2020 ending June 30, 2020, CSI anticipates: • Revenue of $278 million to $283 million, representing 12% to 14% growth compared with fiscal 2019; • Gross profit margin of 79% to 80%; • Net income (loss) of approximately breakeven, excluding approximately $1 million of intangible asset amortization and an additional $1 million of direct expenses related to the WIRION acquisition; and • Positive Adjusted EBITDA.

NASDAQ: CSII Investor Contact: Jack Nielsen 651-202-4919 j.nielsen@csi360.com CSI®, Diamondback®, Diamondback 360®, GlideAssist®, ViperWire®, WIRION® and ViperWire Advance® are trademarks of Cardiovascular Systems, Inc. © 2019 Cardiovascular Systems, Inc. OrbusNeich®, Teleport® and Sapphire® are trademarks of OrbusNeich Medical, Inc. Twitter: @csi360 www.csi360.com